SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report: (Date of earliest event reported) : January 14th, 2005

                          Commission File No. 000-49628


                           TELEPLUS ENTERPRISES, INC.

             (Exact name of registrant as specified in its charter)

            Nevada                                         90-0045023
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

       7575 Transcanadienne, Suite 305, St-Laurent, Quebec, Canada H4T 1V6
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                    (Address of principal executive offices)

                                  514-344-0778
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                            (Issuer telephone number)

            465 St. Jean, Suite 601, Montreal, Quebec, Canada H2Y 2R6
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                            (Former Name and Address)
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ITEM 4.01  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Lopez, Blevin, Bork & Associates (the "Former Accountant") was dismissed on January 14th 2005 as the Company's independent auditors. Lopez, Blevin, Bork & Associates' report dated August 23, 2004 on the Company's consolidated balance sheet of Teleplus Enterprises, Inc. as of December 31, 2003, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years then ended, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company's financial statements, and in the subsequent interim period, there were no disagreements with Lopez, Blevin, Bork & Associates on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Lopez, Blevin, Bork & Associates would have caused Lopez, Blevin, Bork & Associates to make reference to the matter in their report. The Company has requested Lopez, Blevin, Bork & Associates to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated January 19, 2005 is filed as Exhibit 16 to this Form 8-K. Mintz & Partners, LLP was engaged on January 14, 2005 as the Company's principal accountant to audit the financial statements of the Company. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Board of Directors.

During the years ended December 31, 2003 and 2002 and subsequent to September 30, 2004 through the date hereof, neither the Company nor anyone on its behalf consulted with Mintz & Partners, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Mintz & Partners, LLP provided to the Company a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) of Regulation S-B with the Company's former accountant.

The Company has requested Mintz & Partners, LLP review the disclosure in this report on Form 8-K and provided Mintz & Partners, LLP the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which Mintz & Partners, LLP does not agree with the statements made by the Company in this report. Mintz & Partners, LLP has advised the Company that no such letter need be issued.

ITEM 9.01.   Financial Statements and Exhibits.

None.

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                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TelePlus Enterprises, Inc.


January 19, 2005

/s/ Marius Silvasan
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     Marius Silvasan
     Chief Executive Officer